SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2006

ELIASON FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	333-125542	20-1150223
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
548 Highway 155
St. Germain, Wisconsin		54558
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number including area code:	(715) 479-5535

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant

(a)      Dismissal of Grant Thornton LLP

On December 13, 2006, Eliason Funding Corporation, (the “Company”) dismissed Grant Thornton LLP (“GT”) as its independent accountants. The decision to dismiss GT was recommended and approved by the Company’s board of directors.

The audit reports of GT on the consolidated financial statements of the Company as of and for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the fiscal year ended December 31, 2005 and the period from April 13, 2004 (date of inception) to December 31, 2004, and the subsequent interim period through September 30, 2006, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the fiscal year ended December 31, 2005 or within the period from April 13, 2004 (date of inception) to December 31, 2004, or within the subsequent interim period through September 30, 2006.

A letter from GT is attached hereto as Exhibit 16.1.

(b)      Engagement of Wipfli LLP

On December 13, 2006, the Company engaged Wipfli LLP (“Wipfli”) as the Company’s independent public accountants. During the Company’s most recent fiscal year ended December 31, 2005 or within the period from April 13, 2004 (date of inception) to December 31, 2004, or within the subsequent interim period through September 30, 2006, the Company did not consult with Wipfli regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Wipfli concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions, or reportable event.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

16.1	Letter of Grant Thornton LLP to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIASON FUNDING CORPORATION (registrant)

Date: December 18, 2006	By: /s/ David J. Eliason
David J. Eliason, President